UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2021

Jones Soda Co.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction of Incorporation)

0-28820	52-2336602
(Commission File Number)	(IRS Employer Identification No.)

66 South Hanford Street, Suite 150, Seattle, Washington	98134
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3357
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On October 18, 2021, Jones Soda Co. (“Jones” or the “Company”) entered into a definitive arrangement agreement (the “Arrangement Agreement”) with Pinestar Gold Inc. (“Pinestar”) pursuant to which Jones agreed to acquire all of the issued and outstanding shares of Pinestar on the basis of one common share of Jones (each, a “Jones Share”) for each common share of Pinestar (each, a “Pinestar Share”) (after Pinestar completes a consolidation of the Pinestar Shares whereby 10.031 pre-consolidated Pinestar Shares are consolidated into one consolidated Pinestar Share (the “Consolidation”)) by way of a court approved plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”). Additionally, Pinestar currently has outstanding 16,800,000 existing common share purchase warrants (the “Pinestar Warrants”) and, as a result of the Consolidation, the exercise price of, and the number of Pinestar Shares issuable pursuant to the Pinestar Warrants shall be adjusted in accordance with their terms to account for the Consolidation, resulting in an aggregate of approximately 1,674,808 post-Consolidated Pinestar Warrants, subject to rounding, each exercisable for the purchase of one post-Consolidation Pinestar Share at a price of Cdn$0.06 per share. As part of the Arrangement, an aggregate of 700,000 post-Consolidation Pinestar Warrants will be transferred to Jones for no consideration (and subsequently cancelled), and the obligations in respect of each remaining post-Consolidated Pinestar Warrant will be assumed by Jones and each such remaining post-Consolidated Pinestar Warrant will become exercisable into one Jones Share at a price of Cdn$0.06 per share.

In connection with the Arrangement, Pinestar agreed to complete an offering expected to be for subscription receipts (“Subscription Receipts”) for minimum aggregate gross proceeds of US$8,000,000, at a price per Subscription Receipt equal to US$0.50 (the “Concurrent Offering”). The Arrangement Agreement provides that each Subscription Receipt will automatically convert into one Pinestar Share and one new common share purchase warrant of Pinestar, which will then be immediately exchanged for, or adjusted into, Jones Shares and share purchase special warrants of Jones in accordance with a 1:1 exchange ratio as part of the Arrangement.

The Arrangement Agreement also provides that upon the closing of the Arrangement, the board of directors of Jones will consist of the Jamie Colbourne, Mark Murray, Clive Sirkin, Paul Norman, Alex Spiro and an additional director to be determined by the Company.

The Arrangement is subject to a number of conditions being satisfied or waived by one or both of Jones and Pinestar at or prior to closing of the Arrangement, including approval of the Arrangement by Pinestar’s shareholders, completion of the Consolidation, the surrender of the 700,000 post-Consolidation Pinestar Warrants discussed above, and the receipt of all necessary regulatory and court approvals and the satisfaction of certain other closing conditions customary for a transaction of this nature, including completion of the Concurrent Offering, and the conditional approval of the listing of the Jones Shares on the Canadian Securities Exchange. The Arrangement Agreement also includes customary provisions, including non-solicitation, right-to-match and fiduciary out provisions, as well as certain representations, covenants and conditions that are customary for a transaction of this nature. A termination fee of US$200,000 may be payable by either party in the case of certain terminating events.

The issuance of the Jones Shares to the holders of Pinestar Shares (including Pinestar Shares to be received upon the exercise of Subscription Receipts) in the Arrangement are intended to be exempt from the registration requirements under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) pursuant to Section 3(a)(10) of the U.S. Securities Act.

The foregoing description of the Arrangement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Arrangement Agreement, which are attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

Item 8.01 Other Events

On October 19, 2021, the Company issued a press release announcing the entering of the Arrangement Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statements Regarding Forward Looking Information

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all passages containing words such as “will,” “aims,” “anticipates,” “becoming,” “believes,” “continue,” “estimates,” “expects,” “future,” “intends,” “plans,” “predicts,” “projects,” “targets,” or “upcoming.” Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be evaluated by events that will occur in the future. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the inability to recognize the anticipated benefits of the Plan of Arrangement, which may be affected by, among other things, the ability to meet the listing standards of any Canadian stock exchange following the consummation of the Plan of Arrangement, costs related to the proposed Plan of Arrangement, the timing of the completion of the Plan of Arrangement, the Company’s ability to execute its plans to develop and market cannabis-infused beverages and edibles and the timing and costs of the development of this new product line, the Company’s estimates of the size of the markets for its potential cannabis products, potential litigation involving the Company, global economic conditions, geopolitical events and regulatory changes, and access to additional financing. Other factors include the possibility that the Plan of Arrangement does not close, including due to the failure to receive required security holder and/or court approvals, or the failure of other closing conditions. The foregoing list of factors is not exclusive. More information about factors that potentially could affect the Company’s operations or financial results is included in the Company’s most recent annual report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 24, 2021 and in the other reports filed with the SEC since that date. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this Current Report on Form 8-K. Except as required by law, the Company undertakes no obligation to update any forward-looking or other statements in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise.

Item 9.01          Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.         Description

10.1         Arrangement Agreement dated October 18, 2021 between the Company and Pinestar Gold Inc.

99.1                  Press Release dated October 19, 2021

104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES SODA CO.

October 22, 2021	By:	/s/ Mark Murray
Mark Murray Chief Executive Officer and President